Note 17 - Income Taxes (Detail) (USD $)			12 Months Ended
	Jan. 31, 2013	Jan. 31, 2012	Jan. 31, 2013 UK [Member]	Jan. 31, 2013 Change of Estimate in the U.S. [Member]	Jan. 31, 2012 United States [Member]	Jan. 31, 2012 Netherlands [Member]	Jan. 31, 2013 Europe [Member]
Increase (Decrease) in Income Taxes							$ 800,000
Increase (Decrease) in Deferred Income Taxes			(5,300,000)	1,000,000	(1,800,000)	700,000
Deferred Tax Assets, Valuation Allowance	21,274,000	33,963,000
Deferred Tax Assets, Gross	52,600,000	67,900,000
Deferred Tax Assets, Net	31,303,000	33,945,000
Undistributed Earnings of Foreign Subsidiaries	30,300,000
Unrecognized Tax Benefits that Would Impact Effective Tax Rate	$ 4,100,000